UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

VERECLOUD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6560 South Greenwood Plaza Boulevard
Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	( Zip Code )

(877) 711-6492
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.   Unregistered Sales of Equity Securities.

The disclosure regarding the "Issuance of Common Stock Purchase Warrants" set forth below is incorporated herein by reference.  The issuance of each Common Stock Purchase Warrant (as herein defined) was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder ("Regulation D"), based upon Verecloud, Inc.'s (the "Company") compliance with such rules and regulations.  Each of the individuals below is an accredited investor by nature of them being executive officers in the Company.  Each Common Stock Purchase Warrant also contains certain restrictions on transfer in accordance with the rules and regulations of the Securities Act and Regulation D.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Compensatory Arrangements with Named Executive Officers

Termination of Unit Bonus Plan

On January 26, 2010, the Board of Directors (the "Board") adopted the Verecloud, Inc. Unit Bonus Plan (the "Unit Bonus Plan").  On June 29, 2011, the Board approved the termination of the Unit Bonus Plan effective June 30, 2011 and authorized the Company's officers to obtain written consent of the Unit Bonus Plan termination from each individual who participated in the Unit Bonus Plan.

Issuance of Common Stock Purchase Warrants

In connection with the termination of the Unit Bonus Plan, the Board granted each individual who participated in the Unit Bonus Plan a fully vested Common Stock Purchase Warrant (each, a "Common Stock Purchase Warrant") with an exercise price of $0.20, which was the closing price of the Company's common stock on June 30, 2011, the date of grant.  Each Common Stock Purchase Warrant has a 10 year term and provides for a cashless exercise. The Common Stock Purchase Warrants entitle the holder thereof to purchase the following number of shares of the Company's common stock for a period of 10 years following the date of grant:

Participant	Shares of Common Stock
Mark Faris, Chairman of the Board	3,480,000
Mike Cookson, Chief Operating Officer	1,740,000
William Perkins, Chief Technology Officer	1,740,000
David Loomis, Vice President, Technical Solutions	1,395,000

The foregoing description of the Common Stock Purchase Warrant is qualified in its entirety by reference to the complete text of the Common Stock Purchase Warrants for each individual, which are attached hereto as Exhibits 10.1 through 10.4, respectively, and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit #	Description	Reference

10.1	Common Stock Purchase Warrant by and between Verecloud, Inc. and David Loomis, dated June 30, 2011	Attached herewith.
10.2	Common Stock Purchase Warrant by and between Verecloud, Inc. and Mark Faris, dated June 30, 2011	Attached herewith
10.3	Common Stock Purchase Warrant by and between Verecloud, Inc. and William Perkins, dated June 30, 2011	Attached herewith.
10.4	Common Stock Purchase Warrant by and between Verecloud, Inc. and Michael Cookson, dated June 30, 2011	Attached herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERECLOUD, INC.

Date: July 6, 2011	By:	/s/ John McCawley
John McCawley
Chief Executive Officer

Exhibit Index

Exhibit #	Description	Reference

10.1	Common Stock Purchase Warrant by and between Verecloud, Inc. and David Loomis, dated June 30, 2011	Attached herewith.
10.2	Common Stock Purchase Warrant by and between Verecloud, Inc. and Mark Faris, dated June 30, 2011	Attached herewith
10.3	Common Stock Purchase Warrant by and between Verecloud, Inc. and William Perkins, dated June 30, 2011	Attached herewith.
10.4	Common Stock Purchase Warrant by and between Verecloud, Inc. and Michael Cookson, dated June 30, 2011	Attached herewith.